                   ASSIGNMENT OF PROPERTY MANAGEMENT AGREEMENT
                   -------------------------------------------


         This Assignment of Property Management Agreement ("Assignment") made as of January 1, 1996 by and between SKR MANAGEMENT CORP., a New York corporation ("Assignor") and BRENTWAY MANAGEMENT LLC, a New York limited liability company ("Assignee").

                                   BACKGROUND
                                   ----------

         (a) Assignor has entered into a Property Management Agreement ("Agreement") dated as of December 1, 1994 with The Point Associates, L.P., a Pennsylvania limited partnership ("Owner") with respect to the land and improvements owned by Owner, known as The Point Shopping Center, Union Deposit Road and I-83, Harrisburg, Pennsylvania ("Property").

         (b) Pursuant to the Agreement, Owner retained Assignor as its exclusive agent for the purposes of leasing and managing the Property on behalf of the Owner.

         (c) Assignor desires to assign its rights and obligations under the Agreement to Assignee and Assignee desires to assume such rights and obligations.

         NOW, THEREFORE, in consideration of the agreements and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Assignor and Assignee agree as follows:

         (1) Assignor hereby assigns to Assignee all of its right, title and interest to the Agreement.

         (2) Assignee hereby assumes all of the duties and obligations under the Agreement.

         (3) Assignor hereby assigns to Assignee all documents, records, plans, accounts and any other property maintained by Assignor in connection with the Property.

         (4) This agreement contains the entire understanding of the parties with respect to the subject matter contained herein and there are no other understandings or undertakings related to such matters. This agreement may be modified only by a written agreement signed by both parties.

         (5) This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                           SKR MANAGEMENT CORP.


                                           By: /s/ Leo S. Ullman
                                               ---------------------------------
                                               Leo S. Ullman, President


                                           BRENTWAY MANAGEMENT LLC


                                           By: /s/ Brenda J. Walker
                                               ---------------------------------
                                               Brenda J. Walker, President


The foregoing Assignment is hereby consented to:


                                           THE POINT ASSOCIATES, L.P.
                                           By:  Selbridge Corp.


                                           By: /s/ Leo S. Ullman
                                               ---------------------------------
                                               Leo S. Ullman, President